UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 11, 2011

Towers Watson & Co.

(Exact name of registrant as specified in its charter)

Delaware	001-34594	27-0676603
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

875 Third Avenue New York, NY	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code      (212) 725-7550

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

Towers Watson & Co. (the “Company”) held its Annual Meeting of Stockholders on November 11, 2011. Of the 74,591,952.276 shares outstanding and entitled to vote, 57,921,990 shares were represented at the meeting, or 77.65%, sufficient to constitute a quorum. The final results of voting for each matter submitted to a vote of stockholders at the meeting are as follows:

Proposal 1 — Election of Directors

•                  The Company’s stockholders elected eight individuals to the Board of Directors to serve as directors until the Annual Meeting of Stockholders in 2012 and until their successors have been duly elected and qualified by the following vote:

	Votes Cast For	Votes Cast Against	Votes Abstain	Broker Non- Votes
John J. Gabarro	51,645,875	536,051	377,976	5,362,088

Victor F. Ganzi	52,038,446	125,158	396,298	5,362,088

John J. Haley	51,186,551	1,148,035	225,316	5,362,088

Brendan R. O’Neill	51,872,089	296,117	391,696	5,362,088

Linda D. Rabbitt	50,990,561	977,513	591,828	5,362,088

Gilbert T. Ray	48,044,872	4,104,554	410,476	5,362,088

Paul Thomas	51,254,847	983,070	321,985	5,362,088

Wilhelm Zeller	51,112,232	1,125,188	322,482	5,362,088

Proposal 2 — Ratification of Selection of Independent Registered Public Accounting Firm

•                  The Company’s stockholders ratified the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2012. There were 57,437,745 votes for the selection, 261,751 votes against the selection, and 222,494 abstentions.

Proposal 3 — Non-Binding Advisory Vote on the Compensation of our Named Executive Officers

•                  The Company’s stockholders approved, by a non-binding advisory vote, the compensation of our named executive officers by the following vote: 48,680,797 votes for, 1,456,606 against, 2,422,499 abstentions, and 5,362,088 broker non-votes.

Proposal 4 — Non-Binding Advisory Vote on the Frequency of the Advisory Vote on the Compensation of our Named Executive Officers

•                  The Company’s stockholders recommended, by non-binding advisory vote, that the Company conduct advisory votes on the compensation of our named executive officers every year.  There were 47,104,089 votes for every year, 120,053 votes for every two years, 3,300,322 votes for every three years, 2,035,438 abstentions, and 5,362,088 broker non-votes.

A majority of the votes cast by stockholders voted, on an advisory basis, to hold an advisory vote to approve the compensation of our named executive officers on an annual basis. In line with this recommendation by our stockholders, the Board of Directors has decided that it will include an advisory shareowner vote on the compensation of our named executive officers in the Company’s proxy materials on an annual basis until the next advisory vote on the frequency of stockholder votes on the compensation of our named executive officers, which will occur no later than the Company’s Annual Meeting of Stockholders in 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOWERS WATSON & CO.
(Registrant)

Date: November 15, 2011
	By:	/s/ Neil D. Falis
	Name:	Neil D. Falis
	Title:	Assistant Secretary